Exhibit 99.1

Fat Projects Acquisition Corp

Avanseus Holdings Pte. Ltd., a Technology and Software Innovator, Plans To Go Public In Partnership With Fat Projects Acquisition Corp

●	Avanseus is a technology and software innovator in enterprise solutions driven by analytics, artificial intelligence, machine learning and cognitive computing for large scale technology infrastructure management

●	Avanseus’ technology and software solutions are deployed in Asia, the United Kingdom, Europe, and South America.

●	Transaction proceeds will be used to enrich Avanseus’ product portfolio by developing new software solutions, expand its footprint to industries like data centers, utilities, and manufacturing, strengthen its partnership program to increase its market presence and pursue merger and acquisition opportunities.

●	Fat Projects values the combined companies at a pro forma enterprise value of approximately US$135.7 million.

●	Business combination agreement allows Fat Projects to seek a PIPE between the signing of the business combination agreement and the closing of the transaction.

●	Business combination agreement also authorizes Fat Projects, with the approval of Avanseus, to conduct additional private offerings to support the transaction.

●	The transaction was approved unanimously by both Boards.

[Singapore] – August 26, 2022 – Avanseus Holdings Pte. Ltd. (“Avanseus” or the “Company”), a technology and software innovator, and Fat Projects Acquisition Corp (NASDAQ: FATPU, FATP, FATPW) (“Fat Projects”), a special purpose acquisition company formed by Fat Projects SPAC Pty. Ltd., announced today that they have entered into a business combination agreement. Upon closing of the proposed business combination, the combined company is expected to continue trading on Nasdaq under a new ticker symbol reflective of Avanseus’ name.

Avanseus specializes in building enterprise solutions driven by analytics, artificial intelligence, machine learning, and cognitive computing. It has developed a suite of artificial intelligence-based proprietary algorithms that continuously analyze relevant data and is currently focused on predictive operations and maintenance software, primarily in the telecommunications sector. Avanseus solutions are deployed in Asia, the United Kingdom, Europe, and South America.

Avanseus was founded in 2015 and is headquartered in Singapore, with employees based in Singapore, India, and Italy, and has a network of partners across key global markets.

Leveraging Market Disruptions to Capture Opportunities

Avanseus proposition is focused to leverage the combination of three major market disruptions:

1.	The expansion of cloud, driven by large cloud infrastructure providers (so called “hyper-scaler companies”) and ushering in a revolution in the constituents of technology infrastructures.

2.	The adoption of AI on a wide scale, enabled by lower costs for data computational power and storage, unleashing the adoption of data-driven methodologies to augment technology infrastructure operations.

3.	The transition to 5G, enabling a constellation of new services and use cases for consumers and enterprises, driven by faster and higher-capacity networks.

Avanseus believes that this combination offers the potential for a “once in a decade” disruption in the fabric of technology infrastructures across multiple domains: cloud-based architectures will be largely self-healing and will provide flexibility for cloud native applications to be deployed and updated automatically and securely. Avanseus aims at leveraging such disruption opportunity by combining its artificial intelligence-based proprietary algorithms, its cloud native software foundation, and its deep understanding of networks to deliver software capabilities and functionalities that will augment human operations, improve the performance of technology infrastructures, and help to reduce the energy cost of running such infrastructures.

Management Commentary

Bhargab Mitra, Chief Executive Officer, Avanseus As a first mover in the domain of predictive operations and maintenance powered through artificial intelligence (AI), machine learning and cognitive computing, we have developed a software platform centered around Avanseus’ patented, proprietary machine learning algorithms that are delivering high quality event predictions. Combined with our strong operationalization capabilities, we are supporting our customers in transitioning from reactive to AI-based predictive operations, resulting in tangible business benefits ranging from improved service levels, avoiding network downtime, to reduced cost of operations and higher reliability of their technology infrastructure.”

Giuseppe Donagemma, Chairman, Avanseus “We specialize in solving industrial operations challenges with a technology that scales across multiple industrial domains applying analytics, machine learning and cognitive computing-based prediction for continuously expanding use cases: our ambition is to become a leader in such domains and this transaction will put us in a position to have the needed resources, attract the right talent and build the right go to market to fulfill that ambition.”

Fat Projects Acquisition Corp.

“Avanseus is a trailblazer in predictive operations and maintenance - an area becoming ever more important and critical for large scale infrastructures and use cases enabled by the rapid transformation of digital, cloud and expanding networks. We are proud to merge with a homegrown company in Singapore that is high growth with 90% of revenue coming from software, already profitable with 75% gross margins, and a sticky recurring revenue model. Access to public markets will accelerate Avanseus’ ability to drive growth and innovation, as well as execute value accretive M&A.” said Tristan Lo, Chairman of Fat Projects Acquisition Corp.”

About Fat Projects

Fat Projects is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Fat Projects may pursue an initial business combination target in any business or industry, it intends to focus on targets with operations or prospective operations that are technology-led in the areas of supply chain, transportation, logistics, finance, sustainability, ESG, food, agriculture, e-commerce, big data and/or targets that are taking advantage of the monetization opportunities stemming from a rapidly growing middle class and their evolving consumption and digital needs in Southeast Asia.

Transaction Overview

Fat Projects values the combined companies at a pro forma enterprise value of approximately US$135.7 million.

The transaction, which has been unanimously approved by the Boards of Directors of Avanseus and Fat Projects, is subject to approval by Fat Projects shareholders and other customary closing conditions, including the receipt of certain regulatory approvals.

Additional information about the proposed transaction, including a copy of the business combination agreement, will be available in a Current Report on Form 8-K filed by Fat Projects with the U.S. Securities and Exchange Commission (the “SEC”) and at ww.sec.gov.

Advisors

Lucosky Brookman LLP is serving as U.S. legal counsel to Avanseus and Eng and Co. LLC is serving as its Singapore legal counsel. Nelson Mullins Riley & Scarborough LLP is serving as U.S. legal counsel to Fat Projects and Pinsent Masons MPillay LLP and Harneys Westwood & Riegels are serving as Fat Projects Singapore and Cayman Islands legal counsel, respectively. EF Hutton, division of Benchmark Investments, LLC, is serving as Capital Markets Advisor.

Additional Information and Where to Find It

In connection with the proposed business combination, Fat Projects intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4, which will include a proxy statement/prospectus of Fat Projects, and other documents regarding the proposed business combination transaction. Fat Projects’ stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Avanseus, Fat Projects and the proposed business combination transaction. Promptly after the Form S-4 is declared effective by the SEC, Avanseus intends to mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of Fat Projects are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed business combination transaction.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Fat Projects through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Fat Projects may be obtained free of charge from Fat Projects’ website at https://fatprojectscorp.com/investor-relations/ or by written request to Fat Projects at Fat Projects Acquisition Corp, 27 Bukit Manis Road, Singapore, 099892 or investor@fatprojects.com.

Participants in the Solicitation

Fat Projects and Avanseus and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Fat Projects’ shareholders in connection with the proposed transaction. Information about Fat Projects’ directors and executive officers and their ownership of Fat Project’s securities is set forth in Fat Projects’ filings with the SEC, including Fat Projects’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 28, 2022. To the extent that such persons’ holdings of Fat Projects’ securities have changed since the amounts disclosed in Fat Projects’ Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the proposed transaction of Fat Projects’ and Avanseus’ respective directors and officers and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Fat Projects and Avanseus, including statements regarding the benefits of the proposed transaction, the anticipated timing of the completion of the proposed transaction, the services offered by Avanseus and the markets in which it operates, the expected total addressable market for the services offered by Avanseus, the sufficiency of the net proceeds of the proposed transaction to fund Avanseus’ operations and business plan and Avanseus’ projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the risk that the proposed transaction may not be completed by Fat Projects’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Fat Projects; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the business combination agreement by the shareholders of Fat Projects and Avanseus, the satisfaction of the minimum trust account amount following redemptions by Fat Projects’ public shareholders, the satisfaction of the minimum cash at closing requirement and the receipt of certain governmental and regulatory approvals; (iv) the failure of Fat Projects to raise sufficient funds through the PIPE, (v) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vii) the effect of the announcement or pendency of the proposed transaction on Avanseus’ business relationships, performance, and business generally; (viii) risks that the proposed transaction disrupts current plans and operations of Avanseus as a result; (ix) the outcome of any legal proceedings that may be instituted against Avanseus, Fat Projects or others related to the business combination agreement or the proposed transaction; (x) the ability to meet Nasdaq listing standards at or following the consummation of the proposed transaction; (xi) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Avanseus operates, variations in performance across competitors and partners, changes in laws and regulations affecting Avanseus’ business and the ability of Avanseus and the post-combination company to retain its management and key employees; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction; (xiii) the risk that Avanseus may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xiv) the ability to attract new users and retain existing users in order to continue to expand; (xv) Avanseus’ ability to integrate its services with a variety of operating systems, networks and devices; (xvi) the risk that Avanseus will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to Avanseus’ business; (xix) the risk of cyber security or foreign exchange losses; (xx) the risk that Avanseus is unable to secure or protect its intellectual property; (xxi) the effects of COVID-19 or other public health crises on Avanseus’ business and results of operations and the global economy generally; and (xxii) costs related to the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Fat Projects’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by Fat Projects from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Avanseus and Fat Projects assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Fat Projects nor Avanseus gives any assurance that either Fat Projects or Avanseus will achieve its expectations.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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